                                VOTING AGREEMENT

         VOTING AGREEMENT, dated as of May 22, 2000 (this "Agreement"), by and among Shanecy, Inc., a Delaware corporation (the "Company), and the stockholders of ThemeWare, Corp, a California corporation ("ThemeWare"), listed on Schedule I hereto (each, a "Shareholder" and, collectively, the "Shareholders").

         WHEREAS, the Company and ThemeWare propose to enter into an Agreement an Plan of Merger, (the "Merger Agreement") as evidenced by the Term Sheet entered into by the Company and ThemeWare, dated the date hereof (the "Term Sheet"), which provides for, among other things, the merger of ThemeWare with and into a wholly owned subsidiary the Company (the "Merger");

         WHEREAS, as of the date hereof, the Shareholders are holders of record or Beneficially Own (as defined herein) a majority of the shares of common stock, of ThemeWare (the "Common Stock"); and

         WHEREAS, as condition to the willingness of the Company to enter into the Merger Agreement, the Company has required that each Shareholder agree, and in order to induce the Company to enter into the Merger Agreement, each Shareholder has agreed, severally and not jointly, to enter into this Agreement with respect to all of the shares of Common Stock now held of record or Beneficially Owned and which may hereafter be acquired by such Shareholder (collectively, the "Shares").

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows;


                                    ARTICLE I

                                   DEFINITION

         Section 1.1 Beneficial Ownership. For purposes of this Agreement, "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

                                   ARTICLE II


         Section 2.1 Voting Agreement. Each of the Shareholders hereby agrees as follows:

                  (a) to appear, or cause the holder of record on any applicable record date with respect to any Shares to appear, in person or by proxy, for the purpose of obtaining a quorum at any annual or special meeting of stockholders of ThemeWare and at any adjournment thereof at which matters relating to the Merger, the Merger Agreement, or any transaction contemplated by the Merger Agreement are considered; and

                  (b) at any meeting of the stockholders of ThemeWare however called, and in any action by consent of the stockholders of ThemeWare, to vote in person or by proxy, the Shares held of record or Beneficially Owned by such Shareholder in favor as required of the Merger, the Merger Agreement (as amended from time to time), and the transactions contemplated by the Merger Agreement.


         Section 2.2 No Ownership Interest. Except as set forth in Section 2.1, nothing contained in this Voting Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All, rights, ownership and economic benefits of and relating to the Shares shall remain and belong to the Shareholders, and the Company shall have no authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of ThemeWare, except as set forth separately in other documents and/or agreements of the Company and ThemeWare, or exercise any power or authority to direct the Shareholders in the voting of any of the Shares except as otherwise provided herein, or the performance of the Shareholders' duties or responsibilities as stockholders of ThemeWare.


                                   ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

         Each of the Shareholders hereby represents and warrants, severally and not jointly, to the Company as follows:

         Section 3.1 Authority Relative to This Agreement. Such Shareholder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed by such Shareholder and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms.

         Section 3.2 No Conflict. (a) The execution and delivery of this Agreement by such Shareholder does not, and the performance of this Agreement by such Shareholder shall not, (i) conflict with or violate any agreement, arrangement, law, rule, regulation, order, judgment or decree to which such Shareholder is a party or by which such Shareholder (or the Shares held of record or Beneficially Owned by such Shareholder) is bound or affected or (ii) result in any breach or constitute a default (or an event that with notice or lapse or time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation or, or result in the creation of a lien or encumbrance on any of the Shares held of record or Beneficially Owned by such Shareholder pursuant to a note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Shareholder is a party or by which such Shareholder (or the shares held of record or Beneficially Owned by such Shareholder) is bound or affected, except, in the case of clause (i) and (ii) of this Section 3.2, for any such conflicts, violations, breaches, defaults or other occurrence which would not prevent the performance by such Shareholder of its material obligations under this Agreement.

         (b) The execution and delivery of this Agreement by such Shareholder does not, and the performance of this Agreement by such Shareholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity except for applicable requirements, if any, of federal or state securities and antitrust laws except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent the performance by such Shareholder of its material obligations under this Agreement.

         Section 3.3 Title to the Shares. As of the date hereof, such Shareholder is the record or Beneficial Owner of the Shares listed opposite the name of such Shareholder on Schedule I hereto. Such Shareholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Shares held of record or Beneficially Owned by such Shareholder. The Shares listed opposite the name of such Shareholder on Schedule I hereto are owned free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, limitations on such Shareholder's voting rights, charges or other encumbrances of any nature whatsoever other than Liens under applicable law.


                                   ARTICLE IV

                          COVENANTS OF THE SHAREHOLDER

         Section 4.1 No Inconsistent Agreements. Each Shareholder hereby represents, warrants, covenants and agrees that, except as contemplated by this Agreement such Shareholder has not and shall not, and will use its reasonable best efforts to not permit any Person under such Shareholder's control to, enter into any voting agreement or grant a proxy or power of attorney with respect to the Shares held of record or Beneficially Owned by such Shareholder which, in either case, is inconsistent with this Agreement.

         Section 4.2 Transfer of Title. Each Shareholder hereby covenants and agrees that such Shareholder will not, prior to the termination of this Agreement, either directly or indirectly, offer or otherwise agree to sell, assign, pledge, hypothecate, transfer, exchange, or dispose of any Shares or options, warrants or other convertible securities to acquire or purchase shares of Common Stock (collectively, "Derivative Securities") or any other securities or rights convertible into or exchangeable for shares of Common Stock, owned either directly or indirectly by such Stockholder or with respect to which such Stockholder has the power of disposition, whether now or hereafter acquired, without the prior written consent of the, unless the Person to whom Shares or Derivative Securities have been sold, assigned, pledged, hypothecated, transferred, exchanged or disposed agrees to be bound by this Agreement as if a party hereto

                                    ARTICLE V

                                  MISCELLANEOUS

         Section 5.1 Termination. This Agreement shall terminate upon the earlier to occur of (i) the consummation of the Merger, in accordance with the terms of the Merger Agreement, (ii) the termination of the Merger Agreement in accordance with its terms or (iii) unless extended by agreement of each of the parties hereto. Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, however, that nothing in this Agreement shall relieve any party from liability for the breach of any of its representations, warranties, covenants and agreements set forth in this Agreement prior to such termination.

         Section 5.2 Additional Shares. If, after the date hereof, a Shareholder acquires the right to vote any additional shares of Common Stock (any such shares shall be referred to herein as "Additional Shares"), including, without limitation, upon exercise or conversion of any Derivative Security or through any stock dividend or stock split, the provisions of this Agreement applicable to the shares shall be applicable to such Additional Shares as if such Additional Shares had been outstanding Shares as of the date hereof. The provisions of the immediately preceding sentence shall be effective with respect to Additional Shares without action by any Person immediately upon the acquisition by a Shareholder of record or Beneficial Ownership of such Additional shares.

         Section 5.3 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

         Section 5.4 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Shareholders with respect to the subject matter thereof and supersedes all prior agreements and understandings, both written and oral, between the Company and the Shareholders with respect to the subject matter hereof.

         Section 5.5 Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

         Section 5.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic of legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereby shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remains as originally contemplated.

         Section 5.7 Notice. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made and shall be effective upon receipt, if delivered personally, upon receipt of a transmission confirmation if sent by facsimile (with a confirming copy sent by overnight courier) and on the next business day if sent by Federal Express, United Parcel Service, Express Mail or other reputable overnight courier to the parties at the following addresses (or at such other address for a party as shall be specified by notice);

         If to the Company:

         Incubator Capital, Inc.
         Attn: Jason W. Galanis
         9777 Wilshire Blvd., Suite 718
         Beverly Hills, CA 90212

         With a copy to:

         Eisner & Associates
         Attn:  Michael Eisner
         9777 Wilshire Blvd., Suite 718
         Beverly Hills, CA 90212


         If to the Shareholders, to the address listed opposite their names on
Schedule I attached hereto.

         Section 5.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within such state without giving effect to the provisions thereof relating to conflicts of law.

         Section 5.9 Obligations of Shareholders. The obligations of the Stockholders hereunder shall be "several" and not "joint" or "joint and several." Without limiting the generality of the foregoing, under no circumstances will any Stockholder have any liability or obligation with respect to any misrepresentation or breach of covenant of any other Shareholder.

         Section 5.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the Company and the Shareholders have caused this Agreement to be executed on the date hereof.

         SHANECY, INC.


         /s/
            -----------------------
            Name:  Jason W. Galanis
            Title:  President


         SHAREHOLDERS:

         Patrick Rettew                              Gary Ivaska


         /s/                                       /s/
            ---------------------                     -----------------------


         Thomas Tadyon                               Jim Fisher


         /s/                                       /s/
            ---------------------                     -----------------------


         Tim Rasic                                   Anne G. Earhart


         /s/                                       /s/
            ---------------------                     -----------------------

Voting Agreement
Signature Page Continued
-------------------------------


         Lending Institute Limited                   John Fielder

         /s/                                       /s/
            ---------------------                     -----------------------
            By:
            Its:

         Richard Sutter                              Pinpoint Direct


         /s/                                       /s/
            ---------------------                     -----------------------
                                                      By:
                                                      Its:


         Doug Davis                                  Richard Karn


         /s/                                       /s/
            ---------------------                     -----------------------


         Bob Lettis


         /s/
            ---------------------

                                   SCHEDULE I


Name of Shareholder                 Number of Shares                   Address
-------------------                 ----------------                   -------
Patrick Rettew


Thomas Tadyon


Tim Rasic


Gary Ivaska


Jim Fisher


Tim Rasic


Anne G. Earhart


Lending Institute Limited


John Fielder


Richard Sutter


Pinpoint Direct


Doug Davis


Richard Karn


Bob Lettis